UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 18, 2022

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry Into a Material Definitive Agreement.

On May 18, 2022, Church & Dwight Co., Inc. (the “Company”) entered into an underwriting agreement (the “Agreement”) with BofA Securities, Inc., BMO Capital Markets Corp., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), under which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth therein, $500,000,000 aggregate principal amount of the Company’s 5.000% Senior Notes due 2052 (the “Notes”).

The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-254699), and the Notes will be offered pursuant to the prospectus supplement dated May 18, 2022 and related prospectus dated March 25, 2021. The closing is expected to occur on June 2, 2022.

The underwriting agreement includes customary representations, warranties and agreements by the Company and customary conditions to closing and termination provisions. Additionally, the Company has agreed to indemnify, defend and hold the underwriter harmless against certain liabilities, including liabilities under the Securities Act, or contribute to payments that the underwriter may be required to make in respect of such liabilities. This description of the underwriting agreement is a summary only and is qualified in its entirety by the full and complete terms of the underwriting agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated May 18, 2022, among Church & Dwight Co., Inc. and BofA Securities, Inc., BMO Capital Markets Corp., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the Underwriters named in Schedule A thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: May 20, 2022	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary